EXHIBIT 99.1


                                  CERTIFICATION
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



     The undersigned, James A. McIntyre, the Chief Executive Officer of Fremont General Corporation (the "Company"), pursuant to 18 U.S.C. ss.1350, hereby certifies that, to the best of my knowledge:

               (i) the Quarterly Report on Form 10-Q for the quarter ended
          March 31, 2003 of the Company (the "Report") fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

               (ii) the financial statements and disclosures contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 14, 2003


                                      /s/ JAMES A. McINTYRE
                                      ------------------------------------------
                                      James A. McIntyre, Chief Executive Officer